United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials under § 240.14a-12

SMARTKEM, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SMARTKEM, INC.
Manchester Technology Centre, Hexagon Tower.
Delaunays Road, Blackley
Manchester, M9 8GQ U.K.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 28, 2025
To the Stockholders of SmartKem, Inc.
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of SmartKem, Inc. (the “Company”) to be held on May 28, 2025 at 10:00 a.m., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2025. You will not be able to attend the Annual Meeting at a physical location. At the Annual Meeting, stockholders will act on the following matters:
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To elect one director nominee to serve as a Class I director for a three-year term expiring at the annual meeting of stockholders in 2028;

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To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025;

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To approve an amendment to our 2021 Equity Incentive Plan to (i) increase the number of shares of common stock authorized for issuance thereunder from 843,692 to 1,643,692 and (ii) set the “evergreen” share amount to 4% of our outstanding shares of common stock; and

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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

Only holders of our common stock, par value $0.0001 per share, of record at the close of business on April 14, 2025 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please submit your proxy to vote electronically via the Internet or by telephone, or please complete, sign, date and return the accompanying proxy card or voting instruction card in the enclosed postage-paid envelope. If you attend the Annual Meeting and prefer to vote during the Annual Meeting, you may do so even if you have already submitted a proxy to vote your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the Annual Meeting.
By Order of the Board of Directors
/s/ Ian Jenks

Ian Jenks
Chairman and Chief Executive Officer
April 23, 2025
Manchester, United Kingdom

PROXY STATEMENT

SMARTKEM, INC.
MANCHESTER TECHNOLOGY CENTRE, HEXAGON TOWER.
DELAUNAYS ROAD, BLACKLEY
MANCHESTER, M9 8GQ U.K.
PROXY STATEMENT
This proxy statement (this “Proxy Statement”) contains information related to the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 28, 2025 at 10:00 am., Eastern Time. We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to www.virtualshareholdermeeting.com/SMTK2025 using the 16-digit control number on the proxy card that accompanied the proxy materials. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001, per share.
Proxies for the Annual Meeting are being solicited by the Board of Directors (the “Board”) of SmartKem, Inc. (the “Company”). This Proxy Statement is first being made available to stockholders on or about April 23, 2025. A list of record holders of the Company’s common stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at Delaunays Road, Blackley Manchester, M9 8GQ U.K, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 28, 2025.
Our proxy materials including the Proxy Statement for the Annual Meeting, our annual report for the fiscal year ended December 31, 2024 and proxy card are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials by notifying you of the availability of our proxy materials on the Internet.
ABOUT THE MEETING
Why are we calling this Annual Meeting?
We are calling the Annual Meeting to seek the approval of our stockholders:
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To elect Steven DenBaars to serve as a Class I director for a three-year term expiring at the annual meeting of stockholders in 2028;

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To ratify the appointment of CBIZ CPAs P.C.as our independent registered public accounting firm for the year ending December 31, 2024;

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To approve an amendment to our 2021 Equity Incentive Plan (the “2021 Plan”) to (i) increase the number of shares of common stock authorized for issuance thereunder from 843,692 to 1,643,692 and (ii) set the “evergreen” share amount to 4% of our outstanding shares of common stock; and

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To consider any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof.

What are the Board’s recommendations?
Our Board believes that (A) the election of Dr. DenBaars as a director, (B) the ratification of the appointment of CBIZ CPAs P.C.as our independent registered public accounting firm for the year ending December 31, 2025 and (C) the amendment to our 2021 Plan to (i) increase the number of shares of common stock authorized for issuance thereunder from 843,692 to 1,643,692 and (ii) set the “evergreen” share amount to 4% of our outstanding shares of common stock are each advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the proposals. If you are a stockholder of record and you return a properly executed proxy card or submit a proxy to vote over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.
Who is entitled to vote at the meeting?
Only holders of record of our common stock at the close of business on the record date, April 14, 2025 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. Holders of record of shares of common stock have the right to vote on all matters brought before the Annual Meeting.
Holders of our common stock are entitled to one vote per share on each matter to be voted upon. As of the Record Date, we had 3,630,377 shares of common stock outstanding.
Who can attend the meeting?
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at www.virtualshareholdermeeting.com/SMTK2025 using the 16-digit control number on the proxy card that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location.
The live webcast of the Annual Meeting will begin promptly at 10:00 am., Eastern Time on May 28, 2025. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Annual Meeting in advance of the designated start time.
An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about April 23, 2025. By accessing this portal, stockholders will be able to submit a proxy to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting at www.virtualshareholdermeeting.com/SMTK2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the Annual Meeting that are pertinent to the Company and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use the Company’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions to host our virtual Annual Meeting and to distribute proxies and receive, count and tabulate votes.
What constitutes a quorum?
The presence at the Annual Meeting, in person or by proxy, of at least one-third of the voting power of all issued and outstanding shares of our capital stock entitled to vote at the Annual Meeting will constitute a quorum for the Annual Meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.
How do I vote or submit a proxy to vote?
You may submit your proxy to vote on the Internet, by telephone, by mail or may vote by attending the Annual Meeting and voting electronically, all as described below. The Internet and telephone proxy submission procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Submit a Proxy to Vote on the Internet
If you are a stockholder of record, you may submit your proxy by going to www.proxyvote.com, and following the instructions provided in the proxy card that accompanied the proxy materials. If your shares are held with a broker, you will need to go to the website provided on your proxy card. Have your proxy card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you submit a proxy to vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on May 27, 2025.
Submit a Proxy to Vote by Telephone
If you are a stockholder of record, you can also submit a proxy to vote by telephone by dialing 1-800-690-6903. If your shares are held with a broker, you can submit a proxy to vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on May 27, 2025.
Submit a Proxy to Vote by Mail
You may choose to submit a proxy to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to submit a proxy to vote by mail as it must be received by 11:59 p.m., Eastern Time, on May 27, 2025.
Vote at the Annual Meeting
You will have the right to vote during the Annual Meeting on www.virtualshareholdermeeting.com/SMTK2025. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to vote at our Annual Meeting.
Even if you plan to attend our Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.
The proxies to vote that are submitted electronically, telephonically or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.
What if I vote and then change my mind?
You may revoke your proxy at any time before it is exercised by:
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filing with the Secretary of the Company a notice of revocation;

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submitting a later-dated proxy to vote by telephone or on the Internet;

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sending in another duly executed proxy bearing a later date; or

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attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest proxy or vote will be the vote that is counted.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.
What vote is required to approve each proposal?
Assuming that a quorum is present, the following votes will be required:
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With respect to the first proposal (election of a Class I director, “Proposal 1”), the director is elected by a plurality of the votes cast by holders of our common stock, present in person or represented by proxy and entitled to vote. As a result, withheld votes and broker non-votes (see below), if any, will not affect the outcome of the vote on this proposal.

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The second proposal, to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2”), requires the affirmative vote of a majority in voting power of the votes cast on this proposal by holders of our common stock, in person or by proxy. As a result, abstentions, if any, will not affect the outcome of the vote on this proposal. Because this proposal is “routine” (see below), no broker non-votes will occur on this proposal.

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The third proposal (“Proposal 3”), to amend the 2021 Plan to (i) increase the number of shares of common stock authorized for issuance thereunder from 843,692 to 1,643,692 and (ii) set the “evergreen” share amount to 4% of our outstanding shares of common stock requires the affirmative vote of a majority of the total votes cast on this proposal by holders of our common stock, in person or by proxy. Shares that are not represented at the Annual Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

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With respect to any other matter that may properly come before the Annual Meeting, the affirmative vote of a majority of the total votes cast by holders of our common stock, in person or by proxy, is required to approve such proposals, except as required by law. As a result, abstentions, if any, will not affect the outcome of the vote on these proposals. No broker non-votes will occur on any “routine” proposals, and broker non-votes will not affect the outcome of any “non-routine” proposals.

Under the General Corporation Law of the State of Delaware, our stockholders will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.
What are “broker non-votes”?
Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.
A broker non-vote occurs when there is at least one “routine” matter to be considered at a meeting and a broker submits a proxy to vote on at least one “routine” proposal but does not vote on a given proposal because the broker does not have discretionary power for that particular item and has not received instructions from the beneficial owner on that proposal.
The election of directors (Proposal 1) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 1. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and therefore, a bank or broker may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name. The approval of an amendment to our 2021 Plan (i) increase the number of shares of common stock authorized for issuance thereunder from 843,692 to 1,643,692 and (ii) set the “evergreen” share amount to 4% of our outstanding shares of common stock (Proposal 3) is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on such matter if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for Proposal 3.
How are we soliciting this proxy?
We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

PROPOSAL 1: TO ELECT ONE DIRECTOR AS A CLASS I DIRECTOR TO SERVE A
THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2028 AND UNTIL
HIS SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED
Our Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by the affirmative vote of a majority of the total remaining directors then in office, even if less than a quorum, or by a sole remaining director. A director elected by the Board to fill a vacancy in a class or a newly created directorship created by an increase in the number of directors in a class, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
Our Board presently has five members. There is one director in the class (Class I) whose term of office expires in 2025. The nominee listed below is currently a director of the Company. If elected at the Annual Meeting, such nominee would serve until our 2028 annual meeting and until his successor has been duly elected and qualified, or, if sooner, until his earlier resignation, death or removal.
Directors are elected by a plurality of the votes cast. Stockholders may not vote, or submit a proxy, for more than one nominee. The nominee receiving the highest number of affirmative votes will be elected. Unless otherwise directed, shares represented by executed proxies will be voted for the election of Dr. DenBaars. If the director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by our Board. The director nominee has agreed to serve if elected. Our management has no reason to believe that the director nominee will be unable to serve.
Class I Nominee for Election for a Term Expiring at the 2028 Annual Meeting
The following table sets forth the name, age and position and tenure of the individual nominated for election as our Class I director for a term expiring at the 2028 annual meeting:
Name	Age	Position	Served as a Director Since
Steven DenBaars	62	Director	2022
The following includes a brief biography of Dr. DenBaars, based on information furnished to us by him, with such biography including information regarding the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and the Board to determine that he should continue to serve as a member of our Board.
Steven DenBaars has served as a member of our Board since June 2022. Dr. DenBaars is a Distinguished Professor of Materials and Co-Director of the Solid-State Lighting and Energy Electronics Center at University of California, Santa Barbara. Dr. DenBaars joined UCSB in February 1991 and currently holds the Mitsubishi Chemical Chair in Solid State Lighting and Displays. He has been a member of the board of directors of Aeluma, Inc. (NASDAQ:ALMU), a company engaged in the manufacture high performance sensors for mobile devices and vehicles since June 2021. Dr. DenBaars served on the board of directors of Akoustis Technologies, Inc. (NASDAQ:AKTS), a developer and manufacturer of radio frequency filters for mobile devices from May 2015 to November 2024. Dr. DenBaars was formerly a co-founder and board member of privately held technology start-up companies, Soraa Inc. and Soraa Laser Diode Inc. Dr. DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering from the University of Southern California. Dr. DenBaars is a member of the National Academy of Engineering, and a Fellow of IEEE and National Academy of Inventors. We believe that Dr. DenBaars’s years of experience in the electronics industry and his extensive research involving semiconductors qualify him to serve on our Board.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS I DIRECTOR NOMINEE.

Continuing Directors
The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting:
Name	Age	Position(s)	Served as an Officer or Director Since
Class II Directors:
Klaas de Boer	60	Director	2021
Sriram Peruvemba	59	Director	2023
Class III Directors
Ian Jenks	70	Chairman of the Board and Chief Executive Officer	2021
Melisa Denis	61	Director	2023
The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to us by each director.
Class II Directors Continuing in Office until the 2026 Annual Meeting
Klaas de Boer has served as a member of our Board since February 2021 and has served as a member of the board of directors of SmartKem Limited since 2017. From January 2008 until June 2021, Mr. de Boer served as the managing partner of Entrepreneurs Fund Management LLP, a venture capital firm. Mr. de Boer served as a director of Lifeline Scientific Inc., Heliocentris Energy Solutions AG and serves as chair of AIM listed Xeros Technology Group plc. Mr. de Boer has been a venture capitalist for more than 20 years. Mr. de Boer received his M.Sc. degree in Applied Physics from Delft University of Technology and his M.B.A. from INSTEAD. We believe that Mr. de Boer’s venture capital experience, experience with complex technology companies and previous experience as a director of publicly traded companies qualify him to serve on our Board.
Sriram Peruvemba has served as a member of our Board since July 2023. From September 2019 until his appointment to the Board, Mr. Peruvemba served as a consultant to the Company. Since July 2014, he has served as the chief executive officer of Marketer International Inc., a consulting services firm specializing in the global high-tech industry. Prior to that, from December 2009 to April 2013, Mr. Peruvemba was the chief marketing officer for E Ink Holdings, a company specializing in electronic paper displays. Since June 2020, Mr. Peruvemba has served on the board of directors of Datavault AI Inc. (previously WiSA Technologies, Inc.)(NASDAQ: DVLT), a data technology company. He has also served as a board member of Visionect d.o.o, an electronics company in Slovenia since September 2017. Mr. Peruvemba has also served as chairman of the board of Omniply, a Montreal-based electronics and display company since May 2020 and as board member of Edgehog Advanced Technologies an anti-reflective technology company in Canada since January 2023. Mr. Peruvemba has a B.S. from R. V. College of Engineering, Bangalore, an M.B.A. from Barton School of Business, WSU and a post-graduate diploma in management from Indira Gandhi National University. We believe that Mr. Peruvemba’s experience in the technology industry qualifies him to serve on our Board.
Class III Directors Continuing in Office until the 2027 Annual Meeting
Ian Jenks has served as our Chief Executive Officer and President since December 2017 and as a member of our Board since February 2021. Mr. Jenks has more than 30 years of board-level experience in the industrial technology industry and has served as chief executive officer of companies operating in the United States and Europe. Mr. Jenks founded and since August 2010 has acted as the chief executive officer of Ian Jenks Limited, a consulting company providing consulting services to companies in the industrial technology industry. Mr. Jenks’s past directorships include Techstep ASA, a provider of managed mobile services in the Nordics, Paysafe plc., an international provider of payment processing services, and Brady plc, a provider of commodity trading software. Mr. Jenks has also served and continues to serve as a director of a number of private companies. Mr. Jenks received a B.Sc. in Aeronautical Engineering from

Bristol University. We believe that Mr. Jenks’ significant management experience and experience in the technology industry qualify him to serve on our Board.
Melisa A. Denis has served as a member of our Board since November 2023. Since November 20, 2020, she has served as a member of the audit committee and mergers and acquisitions committee of the board of directors of Hydrofarm Holdings Group, Inc. (NASDAQ: HYFM). Ms. Denis previously served as a partner at KPMG from 1998 to October 2020, including as National Tax Leader for Consumer Goods and as the leader of the Consumer and Industrial Market for Dallas. Ms. Denis has served as a member of the Board of Regents and chair of the audit committee for the University of North Texas System since January 2020, an advisory board member of Women Corporate Directors since 2011, and a board member of Enactus, a global non-profit, since 2019. Ms. Denis is a Certified Public Accountant and received her degree in accounting and her Bachelor of Science and Master of Science from the University of North Texas. We believe that Ms. Denis’s accounting and public company experience qualifies her to serve on our Board.
CORPORATE GOVERNANCE
Board of Directors Composition
Our Board is currently composed of five directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.
Board of Directors Meetings
Our Board met 10 times in 2024. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees). We do not have a formal policy requiring members of the Board to attend our annual meetings. All of the directors serving on our Board at the time attended the 2024 annual meeting of stockholders, which was held remotely.
Director Independence
Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”). Pursuant to the rules of Nasdaq, independent directors must comprise a majority of our Board. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under such rules, our Board has determined that all current members of the Board are independent, except Mr. Jenks and Mr. Peruvemba. Mr. Jenks is not an independent director under these rules because he is an executive officer of our Company. Mr. Peruvemba is not an independent director under these rules, because, prior to his appointment to the Board, he served as a consultant to our company and had earned compensation from us in excess of $120,000 during any period of twelve consecutive months within the last three years. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.

Board Committees
Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which operates pursuant to a charter adopted by our Board. Members serve on these committees until their resignation or until otherwise determined by the Board. The composition and functioning of all of our committees complies with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq.
Audit Committee
Ms. Denis, Mr. de Boer and Dr. DenBaars serve on the Audit Committee, which is chaired by Ms. Denis. Our Board has determined that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that each are “independent” for Audit Committee purposes as that term is defined under SEC and Nasdaq Marketplace Rules. The Board has designated Ms. Denis as an “audit committee financial expert,” as defined under the applicable rules of the SEC.
The Audit Committee’s responsibilities include, but are not limited to:
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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

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pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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obtaining and reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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discussing with our independent registered public accounting firm our understanding of our relationships and transactions with related parties that are significant to us and the auditor’s evaluation of our identification of and disclosure of our relationships and transactions with related parties;

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coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

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discussing guidelines and policies with respect to risk assessment and risk management and the steps that our management takes to monitor and control financial risk exposure;

•
recommending, based upon the Audit Committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements will be included in our Annual Report on Form 10-K;

•
conducting activities relating to our code of business conduct and ethics;

•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•
preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing with legal counsel legal and regulatory matters;

•
annually evaluating the performance of the Audit Committee and reviewing and reassessing the Audit Committee charter;

•
reviewing all related person transactions for potential conflict of interest situations and making recommendations to our Board regarding all such transactions; and

•
reviewing earnings releases.

Our Audit Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Audit Committee met five times in 2024.
Compensation Committee
Dr. DenBaars, Mr. de Boer and Ms. Denis serve on the Compensation Committee, which is chaired by Dr. DenBaars. Our Board has determined that each member of the Compensation Committee is “independent” as defined under the Nasdaq Marketplace Rules. The Compensation Committee’s responsibilities include, but are not limited to:
•
annually reviewing and approving the corporate goals and objectives to be considered in determining the compensation of our Chief Executive Officer;

•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation: (i) recommending to the Board the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the independent directors on the Board regarding grants and awards to our Chief Executive Officer under equity-based plans;

•
determining bases for and fix compensation levels for all executive officers;

•
reviewing and approving the cash compensation of our other executive officers;

•
reviewing and establishing our overall management compensation, philosophy and policy;

•
supervising, administering and evaluating our compensation and similar plans and making grants and awards thereunder;

•
reviewing and approving, subject to stockholder approval, the creation or amendment of any incentive, equity-based and other compensatory plans in which executive officers and key employees participate;

•
reviewing and approving any employment agreements, severance agreements, change-in-control arrangements or special employee benefits;

•
reporting to the Board significant matters arising from the work of the Compensation Committee;

•
to the extent applicable under federal securities law, reviewing and discussing the Compensation Discussion and Analysis disclosure;

•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the Nasdaq Marketplace Rules;

•
reviewing and approving our policies and procedures for the grant of equity-based awards;

•
reviewing and recommending to the Board the compensation of our directors;

•
annually evaluating the performance of the Compensation Committee;

•
annually evaluating the adequacy of the director’s fees and the composition of the director’s fees;

•
preparing the Compensation Committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•
reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Our Compensation Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Compensation Committee met three times in 2024.

Nominating and Corporate Governance Committee
Mr. de Boer, Dr. DenBaars and Ms. Denis serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. de Boer. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq Marketplace Rules.
The Nominating and Corporate Governance Committee’s responsibilities include, but are not limited to:
•
recommending to the Board the size of the Board, composition of the Board, process for filling vacancies and tenure of the Board members;

•
developing and recommending to the Board criteria for Board and committee membership;

•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•
recommending that the Board select director nominees for election at each annual meeting of stockholders;

•
reviewing stockholder proposals and proposed responses;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company, reviewing the guidelines at least once a year and recommending changes, and overseeing corporate governance practices and procedures;

•
reviewing the composition of the Board to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•
identifying individuals qualified to become members of the Board;

•
recommending to the Board the persons to be nominated for election as directors and to each of the Board’s committees;

•
reviewing and discussing with management the disclosure regarding the operations of the Nominating and Corporate Governance Committee and director independence;

•
reviewing the adequacy of the committee charter and recommending changes;

•
annually conducting and presenting to the Board a performance evaluation of the Nominating and Corporate Governance Committee; and

•
overseeing the evaluation of our Board and management.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at https://ir.smartkem.com/ under the Governance section. Our Nominating and Corporate Governance Committee met one time in 2024.
Our Board may, from time to time, establish other committees.
Stockholder Nominations for Directorships
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to our Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below.
•
the name and address of record of the security holder;

•
a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”);

•
the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•
a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•
a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•
the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.
Board Leadership Structure and Role in Risk Oversight
The chief executive officer and chairman positions are held by Ian Jenks. Mr. Jenks also beneficially owns approximately 3.5% of our common stock as of April 14, 2025. Periodically, our Board assesses these roles and the Board leadership structure to ensure the interests of the Company and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Mr. Jenks, as our Chief Executive Officer, has extensive knowledge of all aspects of the Company, our business and risks, and our customers. Our Board has no lead independent director; however, the Board may choose to elect one.
Our Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the board’s risk strategy. While the Board oversees the Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.
Stockholder Communications
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as the Secretary considers appropriate.
Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.
Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our employees, officers and directors. A current copy of our code is posted on our website, which is located www.smartkem.com.

We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.
Insider Trading Policy
The Company has an insider trading policy governing the purchase, sale and other dispositions of the Company’s securities and certain other securities that applies to all Company personnel, including directors, officers, and employees. The Company believes that its insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Anti-Hedging Policy
Under the terms of our insider trading policy, we prohibit all Company personnel, including directors, officers, and employees, from engaging in certain forms of hedging transactions. Such transactions include those, such as puts and calls, and other derivative securities, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common shares to file reports with the SEC regarding their share ownership and changes in their ownership of our common shares. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during the fiscal year ended December 31, 2024, except for the following: due to administrative error, Klaas de Boer filed a late Form 4 on June 5, 2024 to report the automatic conversion of shares of Series A-2 Preferred Stock held by his spouse into shares of common stock on May 30, 2024.

INFORMATION CONCERNING EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers:
Name	Age	Position(s)	Serving in Position Since
Ian Jenks	70	Chairman of the Board and Chief Executive Officer	2017
Jonathan Watkins	55	Chief Operating Officer	2025
Barbra Keck	47	Chief Financial Officer	2022
Beverley Brown, Ph.D.	63	Chief Scientist	2014
Simon Ogier, Ph.D.	50	Chief Technology Officer	2019
Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:
Ian Jenks, Chairman of the Board and Chief Executive Officer
For biographical information regarding Mr. Jenks, see the description under “Class III Directors Continuing in Office until the 2027 Annual Meeting.”
Jonathan Watkins, Chief Operating Officer
Mr. Watkins has served as our Chief Operating Officer since March 2025. From July 2024 until his appointment as the Company’s Chief Operating Officer, Mr. Watkins served as a consultant to our company. Since September 2024, Mr. Watkins has served as the Executive Chairman of HFQ Technology Associates, a materials technology company. He also has served as the founder and chairman of DITEVEN Limited, a technology consulting services company (“DITEVEN”) since November 2015. From August 2016 through June 2024, Mr. Watkins served as the chief executive officer of Impression Technologies Limited (“ITL”), where he led the development, licensing and scaling of a novel aluminum light-weighting technology for automotive, aerospace and consumer electronics markets, as well as securing manufacturing partners in Europe, China and North America. ITL entered voluntary liquidation in June 2024. Prior thereto, Mr. Watkins served as an advisor to government agencies on cleantech business models, including commercializing novel technologies. From 2008 to 2015, Mr. Watkins held roles as chief operating officer and commercial director of Ceres Power plc, a leading developer of fuel cell technology having responsibilities for manufacturing, supply chain management and business development. Mr. Watkins has a Postgraduate Certificate in Design Manufacture, and Management Masters in Manufacturing, Design & Management from University of Cambridge and a BEng degree in Materials Science & Technology from University of Birmingham. He is also a Chartered Engineer and holds a Certified Diploma in Accounting and Finance.
Barbra Keck, Chief Financial Officer
Ms. Keck has served as our Chief Financial Officer since December 2022 and served as a member of our Board from February 2021 to November 2023. From February 2021 to December 2022, Ms. Keck served as the chief financial officer of Deverra Therapeutics, Inc., a developer of cell therapies. From January 2009 until May 2020, she held positions of increasing responsibility at Delcath Systems, Inc., an interventional oncology company, starting as controller and ultimately becoming a senior vice president in March 2015 and chief financial officer in February 2017. Ms. Keck received an M.B.A. in Accountancy from Baruch College and a Bachelor of Music in Music Education from the University of Dayton.
Beverley Brown, Ph.D., Chief Scientist
Dr. Brown has served as our Chief Scientist since July 2014. She provides services to us through her consulting company, B Brown Consultants Ltd. Prior to joining our company, she held a number of research and development positions with increasing responsibilities at Imperial Chemical Industries Ltd., Zeneca Group PLC and at the Avecia Group PLC. She formed BAB Consultants Ltd in 2006 and for approximately eight years provided consulting services to a number of chemical companies, as well as to the U.K.

government and CPI. Dr. Brown has worked in the field of organic semiconductor technology and in the area of printable electronics for almost 20 years. Dr. Brown holds a Ph.D. in Organic Chemistry from the University of Glasgow..
Simon Ogier, Ph.D., Chief Technology Officer
Dr. Ogier has served as our Chief Technology Officer since June 2019. From August 2015 to June 2019 Dr. Ogier was CTO at NeuDrive Limited, a developer of organic semiconductor materials for sensor and other electronic applications, where he was responsible for the development of processes to fabricate OTFTs and to integrate them into biosensor devices. From April 2007 to July 2015, Dr. Ogier was Head of Research and Development within the U.K.’s Printable Electronics Technology Centre (“PETEC”) at CPI. He was responsible for the establishment of the PETEC facility and for developing the technical programs of work to build a capability within the U.K. for printed/plastic electronics processing. Dr. Ogier is a member of the IEC TC119 standards committee for Printed Electronics, leading the development of international standard IEC62899-203 (Semiconductor Ink) and is a Fellow of the Institute of Physics. Dr. Ogier has over 19 years of experience developing high performance organic semiconductors for transistor applications. Dr. Ogier has co-authored a number of journal articles and is a co-inventor on a number of patents families. He received a bachelor’s degree and Ph.D. in Physics from the University of Leeds
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table shows the compensation awarded to or earned by our principal executive officer during the fiscal year ended December 31, 2024 and December 31, 2023, our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2024 and December 31, 2023, and up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer as of December 31, 2024. The persons listed in the following table are referred to herein as the “named executive officers.”
Officer Name and Principle Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	All Other Compensation(3)	Total
		$	$	$	$	$	$
Ian Jenks Chief Executive Officer	2024	400,574	76,767	600	604,800	28,550	1,111,291
	2023	342,333	50,000	—	—	17,117	409,450
Barbra Keck Chief Financial Officer	2024	329,169	82,500	600	336,000	19,600	767,869
	2023	314,773	37,500	—	—	19,800	372,073
Simon Ogier, Ph.D. Chief Technology Officer	2024	196,624	32,110	600	164,640	12,621	406,595
	2023	160,626	—	—	—	9,638	170,264

(1)
The amounts reported represent the aggregate grant-date fair value of the stock awards awarded to the named executive officer, calculated in accordance with ASC 718.

(2)
The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(3)
Represents our contributions to our workplace pension scheme, the 401(k) Plan (as defined below) and private healthcare insurance.

In accordance with the U.K. Pensions Act 2008 (the “Pensions Act”), we have established a workplace pensions scheme available for all our employees in the UK, which is equivalent to a defined contribution plan. In accordance with the Pensions Act, all eligible employees are automatically enrolled upon joining our company unless they advise they wish to opt out. As defined by the Pensions Act, the current required contributions are 5% employee and 3% employer. We match employee contributions to a maximum of 6% of base salary. Contributions made by us vest immediately.

We sponsor a 401(k) savings plan (the “401(k) Plan”) for all eligible employees. Under the 401(k) Plan, we do make matching contributions into the 401(k) Plan including the annual required safe harbor match.
Employment and Change in Control Agreements
We have entered into an employment agreement with Mr. Jenks (the “Jenks Employment Agreement”), dated as of February 23, 2021 (the “Commencement Time”), setting forth the terms and conditions of his employment and his expectations as our Chief Executive Officer and President. The Jenks Employment Agreement provides, among other things, for: (i) a term of three years beginning from the Commencement Time, subject to automatic renewal for successive one year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000; (iii) eligibility for an annual bonus having a target of 30% of his then base salary; and (iv) in the event that Mr. Jenks’ employment is terminated without “cause” or he resigns “for good reason” (each as defined in the Jenks Employment Agreement), or his employment is terminated at the end of the any term, as the result of our company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in our favor, Mr. Jenks’ will be eligible for: (a) payments equal to six (6) months of Mr. Jenks’ base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices), (b) a pro-rata bonus for the year of termination and (c) in the event Mr. Jenks timely elects to continue his health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Mr. Jenks is subject to non-compete and non-solicit provisions, which apply during the term of his employment and for a period of 12 months following termination of his employment for any reason. The Jenks Employment Agreement also contains customary confidentiality and assignment of inventions provisions. In September 2023, the compensation committee approved an increase to Mr. Jenks’ annual base salary to $400,000 from $300,000, effective September 1, 2023, and increased Mr. Jenks’ annual target bonus percentage to 50% of his base salary from 30% of his base salary.
On March 29, 2023, we entered into an employment agreement with Ms. Keck (the “Keck Employment Agreement”) setting forth the terms and conditions of her employment and her expectations as Chief Financial Officer. The Keck Employment Agreement provides, among other things, for: (i) a term of three years beginning from December 14, 2022, the date of Ms. Keck’s appointment as Chief Financial Officer, subject to automatic renewal for successive one-year terms unless either party provides sixty (60) days prior written notice of its intent not to renew; (ii) an annual base salary of $300,000 (subject to adjustment upwards to $350,000 in the board of director’s discretion, but at the latest immediately upon the listing of the Company’s common stock on either The Nasdaq Stock Market or the NYSE American Exchange); (iii) eligibility for an annual bonus having a maximum of 40% of her then base salary; and (iv) in the event that Ms. Keck’s employment is terminated without “cause” or she resigns “for good reason” (each as defined in the Keck Employment Agreement), or her employment is terminated at the end of the any term as the result of the Company providing notice of non-renewal, subject to execution and non-revocation of a release of claims in the Company’s favor, Ms. Keck will be eligible for: (a) payments equal to twelve (12) months of her base salary (at the rate in effect immediately prior to the date of termination), less applicable withholdings and authorized deductions, to be paid in equal installments in accordance with our customary payroll practices), (b) a pro-rata bonus for the year of termination and (c) in the event Ms. Keck timely elects to continue any health insurance employee benefits pursuant to COBRA, monthly payments equal to the applicable COBRA costs for a period of six (6) months. Ms. Keck is subject to non-compete and non-solicit provisions, which apply during the term of her employment and for a period of twelve (12) months following termination of her employment for any reason. The Keck Employment Agreement also contains customary confidentiality and assignment of inventions provisions. Effective on May 31, 2024, the date the Company’s common stock became listed on Nasdaq, Ms. Keck’s salary was increased to $350,000.
We entered into a service agreement with Dr. Ogier, dated as of February 23, 2021 (the “Ogier Employment Agreement”). The Ogier Employment Agreement will continue until terminated (a) by either party giving not less than six months’ prior notice in writing, (b) by SmartKem electing to make a “Payment in Lieu” whereby SmartKem pays to Dr. Ogier an amount equal to his salary which he would have been entitled to receive during the notice period referenced in clause (a), or (c) for “cause”; (iii) an annual base salary of $163,788; and (iv) Dr. Ogier’s participation in SmartKem’s pension program and death in service

(life insurance) scheme. The Ogier Employment Agreement also contains customary confidentiality and assignment of inventions provisions.
One-Time Bonuses
On February 28, 2025, the compensation committee approved one-time bonuses for Mr. Jenks, Ms. Keck, Dr. Brown and Dr. Ogier, in amounts equal to $150,000, $99,041, $31,618 and $31,618, respectively.
On July 31, 2024, the compensation committee approved one-time bonuses to Dr. Brown and Dr. Ogier, each equal to $32,110.
On June 14, 2024, the compensation committee approved one-time bonuses to Mr. Jenks and Ms. Keck in amounts equal to $26,767 and $45,000, respectively, in light of their significant contributions to our uplisting to Nasdaq.
On September 6, 2023, the compensation committee approved one-time bonuses (the “2023 Bonuses”) to Mr. Jenks and Ms. Keck in amounts equal to $100,000 and $75,000, respectively. Fifty percent of the 2023 Bonuses were paid upon approval, and the remaining 50% were paid upon the listing of the shares of our common stock on Nasdaq.
Outstanding Equity Awards at December 31, 2024
The following table presents information regarding the outstanding options held by each of our named executive officers as of December 31, 2024.
			Option Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date(1)
Name	Grant Date	Type	Exercisable	Unexercisable
Ian Jenks	03/31/2021	ISO	15,995	1,066	$70.00	03/30/2031
	08/07/2022	ISO	2,589	1,697	$70.00	08/06/2032
	06/14/2024	ISO	16,000	—	$6.50	06/14/2034
	06/14/2024	ISO	61,875	103,125	$6.50	06/14/2034
Barbra Keck	03/31/2021	NQSO	483	32	$70.00	03/30/2031
	08/07/2022	NQSO	104	68	$70.00	08/06/2032
	12/14/2022	NQSO	6,429	6,429	$70.00	12/13/2032
	06/14/2024	ISO	37,500	62,500	$6.50	06/14/2034
Simon Ogier, Ph.D.	03/31/2021	NQSO	4,999	333	$70.00	03/31/2031
	07/08/2022	NQSO	777	509	$70.00	07/08/2032
	06/14/2024	NQSO	18,375	30,625	$6.50	06/14/2034

(1)
The expiration date shown is the normal expiration date and the latest date that options may be exercised subject to certain extraordinary events.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation paid to our directors during 2023.
Director Name	Year	Cash Compensation	Stock Awards(1)	Stock Option Awards(2)	Total
		$	$	$	$
Klaas de Boer(3)	2024	47,080	600	67,200	114,880
Steven DenBaars(4)	2024	47,080	600	67,200	114,880
Sri Peruvemba(5)	2024	47,080	600	67,200	114,880
Melisa Denis(6)	2024	62,644	600	67,200	130,444

(1)
The amounts reported represent the aggregate grant-date fair value of the stock awards awarded to the director, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(2)
The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the director, calculated in accordance with ASC 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

(3)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Mr. de Boer was 20,687.

(4)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Dr. DenBaars was 20,515.

(5)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Mr. Peruvemba was 21,887.

(6)
The aggregate number of shares of common stock underlying stock options outstanding as of December 31, 2024 held by Ms. Denis was 20,000.

Non-Employee Director Compensation
On March 31, 2021, the Board, upon recommendation of the Compensation Committee, adopted a non- employee director compensation policy (the “Policy”), pursuant to which each non-employee employee director is entitled to receive an annual cash retainer of $36,000. On July 31, 2024, the Board approved (i) an increase to the annual cash retainer to $55,000 and (ii) an annual $5,000 cash retainer to the Audit Committee chairperson. In addition, each non-employee director was initially granted options to purchase 18,000 shares of common stock, which will vest 25% on the one-year anniversary of the grant date and the remainder in equal monthly installments over three years and is entitled in each subsequent year to receive options to purchase 6,000 shares of common stock, which will vest on the one-year anniversary of the grant date. All equity awards granted pursuant to Policy are subject to the terms and conditions of the Company’s 2021 Equity Incentive Plan and/or the UK Tax-Advantaged Sub-Plan.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
Equity grants to new employees and directors may be made at the board of directors meeting following their hiring or appointment. To extent that we make equity grants to existing employees or directors, we typically have done so at board meetings at which officer bonuses are also determined. We do not have a practice of granting equity awards annually. We do not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information about the company based on equity award grant dates.
As required by SEC rules, the following table presents information regarding awards issued to our named executive officers in fiscal year 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award	Grant Date Fair Value of the Award(1)
Percentage Change in the Closing
Market Price of the Securities
Underlying the Award Between the
Trading Day Ending Immediately
Prior to the Disclosure of Material
Nonpublic Information and the Trading
Day Beginning Immediately Following
the Disclosure of Material
Nonpublic Information

Ian Jenks	6/14/2024	165,000	$6.50	$554,400	(6.83)%
	6/14/2024	16,000	$6.50	$50,400	(6.83)%
Barbra Keck	6/14/2024	100,000	$6.50	$336,000	(6.83)%
Simon Ogier	6/14/2024	49,000	$6.50	$164,640	(6.83)%

(1)
The amounts reported represent the aggregate grant-date fair value of the stock options awarded to the named executive officer, calculated in accordance with Accounting Standards Codification 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-based vesting conditions.

EQUITY COMPENSATION PLAN INFORMATION
The 2021 Equity Incentive Plan which includes a UK Tax-Advantaged Sub-Plan for employees of SmartKem based in the United Kingdom (the “2021 Plan”) was approved by our Board and stockholders on February 23, 2021. The general purpose of the 2021 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.
The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2024.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) c)(2)
Equity compensation plans approved by security holders(1)	619,910	$12.31	158,216
Equity compensation plans not approved by security holders	—	$—	—
Total	619,910	$12.31	158,216

(1)
The amounts shown in this row include securities under the 2021 Plan.

(2)
In accordance with the existing “evergreen” provision in our 2021 Plan, an additional 65,000 shares were automatically made available for issuance on the first day of 2025, which represents the maximum number of shares that can be added to the plan as a result of the evergreen provision.

REPORT OF THE AUDIT COMMITTEE*
The undersigned members of the Audit Committee of the Board of SmartKem, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2024 as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2024.

2.
The Audit Committee has discussed with representatives of Marcum LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.
The Audit Committee has discussed with Marcum LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB.

In addition, the Audit Committee considered whether the provision of non-audit services by Marcum LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.
Audit Committee of SmartKem, Inc.
Melisa Denis
Klaas de Boer
Steven DenBaars

*
The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 14, 2025, by:
•
each person (or group of affiliated persons) who is known by us to beneficially own more than 5% of the common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our directors and current executive officers as a group.

We have determined beneficial ownership in accordance with SEC rules. Except as indicated in the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The percentage of beneficial ownership is based on 3,630,377 shares of our common stock outstanding as of April 14, 2025. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of our common stock as to which such person or entity has the right to acquire within 60 days of April 14, 2025, through the exercise of any option or other right. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person or entity. The table below does not reflect the shares of common stock issuable upon exercise of options granted subject to the approval of Proposal 3 by our stockholders. Certain beneficial owners of our common stock own shares of our Series A-1 Preferred Stock and/or warrants to purchase shares of our common stock that contain blockers preventing the holder from converting its shares or exercising its warrants if as a result of such conversion or exercise the holder would beneficially own more than 4.99% or 9.99%, as applicable, of our common stock. In preparing the table below, we have given affect to those blockers where applicable. Unless otherwise noted below, the address of each beneficial owner named below is c/o SmartKem, Inc., Manchester Technology Center, Hexagon Tower, Delaunays Road, Blackley Manchester, M9 8GQ U.K.
Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage Beneficially Owned
5% Stockholders:
Octopus Investments Limited(1)	213,602	5.9%
Orin Hirschman(2)	359,407	9.9%
The Hewlett Fund, LP(3)	359,407	9.9%
Five Narrow Lane LP(4)	359,407	9.9%
MYDA Advisors(5)	333,333	9.2%
Laurence Lytton(6)	333,333	9.2%
Bleichroeder LP(7)	333,332	9.2%
Executive Officers and Directors:
Ian Jenks(8)	125,760	3.5%
Jonathan Watkins	—	—
Barbra Keck(9)	56,425	1.6%
Beverley Brown(10)	35,510	1.0%
Simon Ogier(11)	35,509	1.0%
Klaas de Boer(12)	27,468	*
Steven DenBaars(13)	10,774	*
Sri Peruvemba(14)	11,570	*

Name of Beneficial Owner	Shares Beneficially Owned (#)	Percentage Beneficially Owned
Melisa Denis(15)	9,683	*
All directors and current executive officers as a group:	312,699	8.7%

*
Less than 1%

(1)
Based upon information contained in a Schedule 13D/A filed Octopus Titan VCT Plc and Octopus Investments Nominees Limited (collectively, the “Octopus Funds”) on January 21, 2025 and other information known to the Company Consists of 211,895 shares of our common stock held by Octopus Titan VCT Plc and 1,707 shares of our common stock held by. Octopus Investments Limited (“Octopus”) is the sole manager of each of the Octopus Funds. Through Octopus’s position with Octopus Funds, Octopus is deemed to control the voting and disposition of the shares of our common stock held by the Octopus Funds. Octopus disclaims beneficial ownership of the shares of our common stock held by the Octopus Funds except to the extent of its pecuniary interest therein. The address of Octopus Titan VCT Plc, Octopus Investments Nominees Limited and Octopus Investments Limited is 33 Holburn, London ECIN 2HT.

(2)
Based upon information contained in a Schedule 13G/A filed by AIGH Capital Management, LLC (“AIGH CM”) and Mr. Orin Hirschman on February 4, 2025 and other information known to the Company. Consists of shares of our common stock held by AIGH Investment Partners, L.P. (“AIGH LP”), WVP Emerging Manger Onshore Fund, LLC (“WVP”) and by AIGH Investment Partners, LLC (“AIGH LLC”). Excludes, after giving effect to the 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants. Mr. Hirschman is the managing member of AIGH CM, which is an advisor or sub-advisor with respect to the securities held by AIGH LP and WVP, and president of AIGH LLC. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH CM and directly by AIGH LP and AIGH LLC. The address of Mr. Hirschman, AIGH CM, AIGH LP, WVP and AIGH LLC is 6006 Berkeley Ave., Baltimore, MD 21209.

(3)
Based upon information known to the Company. Excludes, after giving effect to the 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants. The address of the Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(4)
Based upon information contained in a Schedule 13G filed by Five Narrow Lane LP on February 1, 2024 and other information known to the Company. Excludes, after giving effect to the 9.99% beneficial ownership blockers, shares of common stock issuable upon the conversion of Series A-1 Preferred Stock and the exercise of certain warrants. The address of Five Narrow Lane LP is 510 Madison Avenue, Suite 1400, New York, NY 10022.

(5)
Based upon information contained in a Schedule 13G filed by MYDA Advisors LLC, MYDA Capital GP, LLC, MYDA Advantage, L.P. and Jason Lieber on December 27, 2024 and other information known to the Company. Excludes, after giving effect to the 4.99% beneficial ownership blockers, shares of common stock issuable upon the exercise of certain warrants. The address of MYDA Advisors LLC, MYDA Capital GP, LLC, MYDA Advantage, L.P. and Jason Lieber is 1067 Broadway, Suite A, Woodmere, NY 11598.

(6)
Based upon information contained in a Schedule 13G filed by Laurence W. Lytton on December 24, 2024 and other information known to the Company. Excludes, after giving effect to the 4.99% beneficial ownership blockers, shares of common stock issuable upon the exercise of certain warrants. The address of Laurence W. Lytton is 467 Central Park West, New York, NY 10025.

(7)
Based upon information contained in a Schedule 13G filed by Bleichroeder LP, Bleichroeder Holdings LLC and Andrew Gundlach on March 31, 2024. The address of Bleichroeder LP, Bleichroeder Holdings LLC and Andrew Gundlach is 1345 Avenue of the Americas, 47th Floor New York, NY 1010.

(8)
Includes 10,511 shares of our common stock held and options to acquire 115,249 shares of our common stock exercisable within 60 days of April 14, 2025.

(9)
Includes of 100 shares of our common stock held and options to acquire 56,325 shares of our common stock exercisable within 60 days of April 14, 2025.

(10)
Includes 672 shares of our common stock held by B Brown Consultants Ltd and options to acquire 34,838 shares of our common stock exercisable within 60 days of April 14, 2025, held by Dr. Brown. Dr. Brown exercises dispositive and voting power over the securities owned by B Brown Consultants Ltd.

(11)
Includes 5,760 shares of our common stock held and options to acquire 29,749 shares of our common stock exercisable within 60 days of April 14, 2025.

(12)
Includes (i) 11,430 shares of our common stock held by Mr. de Boer’s spouse, (ii) options to acquire 10,223 shares of our common stock exercisable within 60 days of April 14, 2025, (iii) 5,715 shares of common stock issuable upon exercise of certain warrants held by Mr. de Boer’s spouse and (iv) 100 shares of common stock held by Mr. de Boer.

(13)
Includes 815 shares of our common stock held and options to acquire 9,959 shares of our common stock exercisable within 60 days of April 14, 2025.

(14)
Includes 100 shares of our common stock held and options to acquire 11,470 shares of our common stock exercisable within 60 days of April 14, 2025.

(15)
Includes 100 shares of our common stock held and options to acquire 9,583 shares of our common stock exercisable within 60 days of April 14, 2025.

TRANSACTIONS WITH RELATED PERSONS
The following is a description of transactions since January 1, 2023, and each currently proposed transaction in which:
•
the Company has been or is to be a participant;

•
the amount involved exceeded or will exceed the lesser of $120,000 or 1% of our total assets at year-end for our last two completed fiscal years; and

•
any of our directors, executive officers or beneficial owners of more than 5% of our common stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation.”

Consulting Arrangement with Jonathan Watkins
Prior to his appointment as our Chief Operating Officer, Mr. Watkins served as a consultant to our company pursuant to an oral consulting arrangement. During the fiscal year ended December 31, 2024, we paid DITEVEN, a company controlled by Mr. Watkins, $65,501 for his services. From January 1, 2025 through Mr. Watkins’ appointment as our Chief Operating Officer on March 10, 2025 we paid DITEVEN $67,364.
June 2023 PIPE and Conversion Agreement
On June 14, 2023, we and certain investors (the “Purchasers”) entered into a securities purchase agreement (the “Purchase Agreement”) pursuant to which we sold an aggregate of (i) 9,229 shares of Series A-1 Convertible Preferred Stock at a price of $1,000 per share (the “Series A-1 Preferred Stock”), (ii) 2,950 shares of the Company’s Series A-2 Convertible Preferred Stock at a price of $1,000 per share (“Series A-2 Preferred Stock” and together with the Series A-1 Preferred Stock, the “Preferred Stock”), (iii) Class A Warrants to purchase up to an aggregate of 1,391,927 shares of common stock (the “Class A Warrant”), and (iv) Class B Warrants to purchase up to an aggregate of 798,396 shares of common stock (the “Class B Warrant” and together with the Class A Warrant, the “Warrants”) for aggregate gross proceeds of $12.2 million (the “June 2023 PIPE”).
On June 22, 2023 (the “Second Closing Date”), in a second closing of the June 2023 PIPE, we sold an aggregate of (i) 1,870.36596 Series A-1 Preferred Stock, (ii) 100 shares of Series A-2 Preferred Stock, and (iii) Class A Warrants to purchase up to an aggregate of 225,190 shares of common stock pursuant to the Purchase Agreement for aggregate gross proceeds of $2.0 million. In addition, 8,572 Class B Warrants were issued in lieu of cash payments for consulting services related to the offering. Each Class A Warrant has an exercise price of $8.75 and each Class B Warrant has an exercise price of $0.35, both subject to adjustments in accordance with the terms of the Warrants. The Warrants expire five years from the issuance date.
In connection with the June 2023 PIPE, we entered into a Registration Rights Agreement (the “2023 Registration Rights Agreement”) pursuant to which we agreed to register for resale (i) the shares of common stock issuable upon conversion of the Preferred Stock (the “Conversion Shares”), (ii) the Class A Warrant Shares, (iii) any additional shares of common stock issued and issuable in connection with any anti-dilution provisions in the Preferred Stock or the Class A Warrants, (iv) any shares of common stock issued in lieu of cash dividends on the Series A-1 Preferred Stock and (v) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (together, the “ 2023 Registrable Securities”). Under the terms of the 2023 Registration Rights Agreement, the Company is required to file a registration statement with the SEC covering the resale of the Conversion Shares and the Series A Warrant Shares on or before the 45-day anniversary of the earlier of (x) the Second Closing Date and (y) June 23, 2023 (the “Offering Termination Date”) and to use its commercially reasonable efforts to cause such registration statement to declared effective by the SEC by the 135-day anniversary of the of the earlier of (x) the Second Closing Date and (y) the Offering Termination Date and to keep such registration statement continuously effective until the date that all 2023 Registrable Securities covered by such registration statement (a) have been sold, thereunder or pursuant to Rule 144, or (b) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The

Company will be obligated to pay certain liquidated damages to the Purchasers if the Company fails to file such registration statement when required, fails to cause such registration statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of such registration statement pursuant to the terms of the Registration Rights Agreement. The 2023 Registration Rights Agreement also provides the Purchasers with “piggy-back” registration rights in certain circumstances if there is not an effective registration statement covering all of the Registerable Securities.
On January 26, 2024, we entered into a Consent, Conversion and Amendment Agreement (the “Consent Agreement”) with each holder of the Series A-1 Preferred Stock. Pursuant to the Consent Agreement, each holder of Series A-1 Preferred Stock converted, subject to the terms and conditions of the Consent Agreement, 90% of its Series A-1 Preferred Stock (the “Conversion Commitment”) into shares of common stock, except as provided below for the Exchanging Holders (as defined below). Pursuant to the Consent Agreement, in the event the conversion of all of the Series A-1 Preferred Stock held by a Holder would have resulted in such Holder acquiring shares of common stock in excess of its Beneficial Ownership Limitation (as defined in the Purchase Agreement) (an “Exchanging Holder”), such Exchanging Holder agreed to (i) convert its shares of Series A-1 Preferred Stock subject to its Conversion Commitment into shares of common stock up to its Beneficial Ownership Limitation, and (ii) exchange all of its remaining shares of Series A-1 Preferred Stock subject to its Conversion Commitment for Class C warrants (each a “Class C Warrant”) covering the shares of common stock that would have been issued to such Holder but for the Beneficial Ownership Limitation. The Class C Warrants have an exercise price of $0.0001, were exercisable upon issuance and will expire when exercised in full. The Class C Warrants may be exercised for cash or on a cashless basis at the election of the Exchanging Holder. The Class C Warrants may not be exercised to the extent that the Exchanging Holder, together with its affiliates, would beneficially own more than 4.99% (or, at the election of the Exchanging Holder, 9.99%) of common stock immediately after exercise, except that upon at least 61 days’ prior notice from the Exchanging Holder to the Company, the holder may increase the beneficial ownership limitation to up to 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise. Under the Consent Agreement, we issued (i) 412,293 shares of common stock and (ii) Class C Warrants to purchase up to 726,344 shares of common stock upon the conversion or exchange of an aggregate of 9,963 shares of Series A-1 Preferred Stock.
In connection with the Consent Agreement, on January 26, 2024, we and the Holders entered into a Registration Rights Agreement (the “2024 Registration Rights Agreement”) pursuant to which the Company agreed to register for resale (i) the shares of common stock issuable upon exercise of the Class B Warrants and Class C Warrants (ii) any additional shares of common stock issued and issuable in connection with any anti-dilution provisions in the Class B Warrants and the Class C Warrants, and (iii) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing (together, the “2024 Registrable Securities”). Under the terms of the 2024 Registration Rights Agreement, the Company is required to file a registration statement with the SEC covering the resale of the 2024 Registrable Securities on or before the earlier of (x) the 45th day following the filing by the Company of its Annual Report on Form 10-K for the year ended December 31, 2023 and (y) April 11, 2024, to use its commercially reasonable efforts to cause such registration statement to declared effective by the SEC by the 60-day anniversary of the filing date (or the 75-day anniversary of the filing date in the case of a “full review” by the SEC), and to keep such registration statement continuously effective until the date that all 2024 Registrable Securities covered by such registration statement (a) have been sold, thereunder or pursuant to Rule 144, or (b) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144. The Company will be obligated to pay certain liquidated damages to the Holders if the Company fails to file such registration statement when required, fails to cause such registration statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of such registration statement pursuant to the terms of the 2024 Registration Rights Agreement. The 2024 Registration Rights Agreement also provides the Holders with “piggy-back” registration rights in certain circumstances if there is not an effective registration statement covering all of the Registerable Securities.
Orin Hirschman and his affiliates, The Hewlett Fund, LP and Five Narrow Lane, all of whom are beneficial holders of more than 5% of our capital stock, participated in the June 2023 PIPE. Orin Hirschman and his affiliates purchased 5,029 shares of Series A-1 Preferred Stock, Series A Warrants to purchase 574,744 shares of common stock and Series B Warrants to purchase 596,800 shares of common stock in the

June 2023 PIPE for $5.0 million. The Hewlett Fund purchased 2,500 shares of Series A-1 Preferred Stock, Series A Warrants to purchase 285,715 shares of common stock and Series B Warrants to purchase 160,000 shares of common stock in the June 2023 PIPE for $2.5 million. Five Narrow Lane purchased 1,200 shares of Series A-1 Preferred Stock, and Series A Warrants to purchase 137,143 shares of common stock in the June 2023 PIPE for $1.2 million. In connection with the June 2023 PIPE, we also issued The Hewlett Fund, LP additional Series B Warrants to purchase 42,858 shares of common stock pursuant to a consulting agreement.
Orin Hirschman and his affiliates, The Hewlett Fund, LP and Five Narrow Lane were also parties to the Consent Agreement and the 2024 Registration Rights Agreement. In connection with the Consent Agreement, we issued to Orin Hirschman and his affiliates Class C Warrants to purchase 469,201 shares of common stock and The Hewlett Fund Class C Warrants to purchase 257,143 shares of common stock.
2024 Offering and Related Transactions
On December 17, 2024, we entered into a Consent and Amendment Agreement (the “2024 Consent Agreement”) with certain holders of securities issued in the June 2023 PIPE pursuant to which, among other things, such holders agreed to (i) amend certain of the terms of the Purchase Agreement and (ii) amend and restate certain of the provisions of the Series A-1 Preferred Stock, effective immediately prior to the closing of a “Qualified Offering” (as defined in the 2024 Consent Agreement) (the “Effective Time”). Orin Hirschman and his affiliates, and Five Narrow Lane, all of whom are beneficial holders of more than 5% of our capital stock, are parties to the 2024 Consent Agreement.
In connection with the transactions contemplated by the 2024 Consent Agreement, we entered into a General Release (the “Release”) with the Hewlett Fund LP pursuant to which the Hewlett Fund LP agreed on its own behalf and on behalf of certain of its related parties to release us and certain of our related parties from any claims, including claims arising out of the transactions contemplated by the Purchase Agreement, effective as of the Effective Time, in exchange for Class C Warrants to purchase 750,000 shares of common stock.
On December 18, 2024, we entered into a Securities Purchase Agreement (the “RD Purchase Agreement”) with certain institutional investors (each, an “RD Purchaser” and, collectively, the “RD Purchasers”), pursuant to which we agreed to issue and sell to the RD Purchasers: (i) in a registered direct public offering (the “Public Offering”) 1,449,997 shares of common stock; and (ii) in a concurrent private placement (the “RD Purchaser Private Placement” and, together with the Public Offering, the “RD Purchaser Offering”) Class D Common Stock Purchase Warrants (the “Class D Warrants”) to purchase up to 1,449,997 shares of common stock. The purchase price for each share of common stock sold in the Public Offering was $3.00. Concurrently with the RD Purchaser Offering, we entered into a securities purchase agreement (the “PIPE Purchase Agreement”) with certain institutional investors (each, a “PIPE Investor” and, collectively, the “PIPE Investors”), pursuant to which we agreed to issue and sell to the PIPE Investors in a private placement (the “Private Placement” and together with the RD Purchase Offering, the “2024 Offering’)): (i) 169,784 shares of common stock; (ii) Pre-funded Warrants to purchase up to 930,215 shares of common stock; and (iii) Class D Warrants to purchase up to 1,099,999 shares of common stock. The purchase price for each share of common stock sold in the Private Placement was $3.00. The purchase price for each Pre-funded Warrant sold in the Private Placement was $2.9999. The 2024 Offering constituted a Qualified Offering under the 2024 Consent Agreement.
The Pre-funded Warrants were exercisable immediately and may be exercised at any time until all of the Pre-funded Warrants are exercised in full. Each Pre-funded Warrant is exercisable for one share of common stock at an exercise price of $0.0001 per share of common stock. The Class D Warrants have an exercise price of $3.00 per share of common stock. The Class D Warrants were exercisable upon issuance and expire on December 31, 2025.
In connection with the 2024 Consent Agreement, the Release and the 2024 Offering, we entered into a Registration Rights Agreement (the “December 2024 Registration Rights Agreement”) with the RD Purchasers, the PIPE Investors, the Consenting Holders, the Hewlett Fund LP and Craig-Hallum Capital Group LLC pursuant to which we agreed to file one or more registration statements on Form S-1 covering the resale or other disposition of: (i) shares of common stock purchased in the Private Placement; (ii) shares of common stock issuable upon the exercise of the warrants issued and sold in the 2024 Offering; (iii) the additional shares of common stock that became issuable upon the conversion of the Series A-1 Preferred Stock as a result of the terms of the Second Amended and Restated Certificate of Designation for the Series A-1 Preferred Stock (including shares of common stock issuable upon the exercise of Pre-funded Warrants that may become issuable upon the conversion of the Series A-1 Preferred Stock); (iv) shares of common stock issuable upon the exercise of Class C Warrants issued to the Hewlett Fund LP pursuant to the Release and (v) shares of common stock issuable upon the exercise of the Placement Agent Warrants issued to Craig-Hallum Capital Group LLC in connection with the 2024 Offering (collectively, the “Registrable Securities”). In the Registration Rights Agreement, we have, among other things, agreed to: (i) file an initial registration statement covering the Registrable Securities no later than the earlier of (A) April 25, 2025 and (B) the 10th day after the filing of this Annual Report on Form 10-K for the year ended December 31, 2024; (ii) use our best efforts to cause any registration statement to be declared effective by the SEC as promptly as possible (the date on which the initial registration statement is declared effective by the SEC, the “Effective Date”); and (iii) use our best efforts to keep any such registration statement continuously effective until the date that all of the Registrable Securities covered by such registration statement (X) have been sold thereunder or pursuant to Rule 144, or (Y) may be sold without volume or manner-of-sale restrictions under Rule 144 and without the requirement that we be in compliance with the current public information requirement under Rule 144, subject to certain black-out rights. In the event that we fail to timely file a registration statement or comply with certain covenants in the December 2024 Registration Rights Agreement, we will become subject to liquidated damages calculated as provided in the December 2024 Registration Rights Agreement.
Orin Hirschman and his affiliates, The Hewlett Fund, LP, Five Narrow Lane, Lytton-Kambara Foundation and MYDA Advisors LLC, all of whom are beneficial holders of more than 5% of our capital stock, participated in the 2024 Offering. Orin Hirschman and his affiliates purchased 169,784 shares of common stock, Pre-funded Warrants to purchase 730,216 shares of common stock and Class D Warrants to purchase 900,000 shares of common stock in the Private Placement. The Hewlett Fund, LP purchased (i) 200,000 shares and Class D Warrants to purchase 200,000 shares of common stock in the RD Purchaser Offering and (ii) Pre-funded Warrants to purchase 116,666 shares of common stock and Class D Warrants to purchase 116,666 shares of common stock in the Private Placement. Five Narrow Lane purchased 166,666 shares and Class D Warrants to purchase 166,666 shares of common stock in the RD Purchaser Offering. Lytton-Kambara Foundation purchased (i) 333,333 shares and Class D Warrants to purchase 333,333 shares of common stock in the RD Purchaser Offering and (ii) Pre-funded Warrants to purchase 83,333 shares of common stock and Class D Warrants to purchase 83,333 shares of common stock in the Private Placement. MYDA Advisors LLC purchased 333,333 shares and Class D Warrants to purchase 333,333 shares of common stock in the RD Purchaser Offering. Orin Hirschman and his affiliates, The Hewlett Fund, LP, Five Narrow Lane, Lytton-Kambara Foundation and MYDA Advisors LLC are parties to the December 2024 Registration Rights Agreement.
Policies and Procedures for Related Party Transactions
Our Board has adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest (collectively “related parties”), are not permitted to enter into a transaction with us without the prior consent of our Board acting through the Audit Committee or, in certain circumstances, the chairman of the Audit Committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our Audit Committee, or in certain circumstances the chairman of our Audit Committee, for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee, or the chairman of our Audit Committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

Director Independence
Pursuant to the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under such rules, our Board has determined that all current members of the Board are independent, except Mr. Jenks and Mr. Peruvemba. Mr. Jenks is not an independent director under these rules because he is an executive officer of our Company. Mr. Peruvemba is not an independent director under these rules, because, prior to his appointment to the Board, he served as a consultant to our company and had earned compensation from us in excess of $120,000 during any period of twelve consecutive months within the last three years. In making such independence determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our Board considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors and executive officers.

PROPOSAL 2; RATIFY THE APPOINTMENT OF CBIZ CPAs P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025 Principal Accountant Fees and Services
Upon approval of the Audit Committee of the Board, CBIZ CPAs P.C. (“CBIZ CPAs”) was engaged, effective April 21, 2025 to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Marcum LLP (“Marcum”), which was acquired by CBIZ CPAs, served as our independent registered public accounting firm from June 20, 2023 until April 21, 2025. We did not pay any fees to CBIZ CPAs during any of the last two fiscal years. The following table summarizes the fees paid for professional services rendered by Marcum for each of the last two fiscal years:
	For the Years End December 31,
US$(000)	2024	2023
Audit fees	$505	$336
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$505	$336
Audit Fees
Represents fees, including out of pocket expenses, for professional services provided in connection with the audit of our annual financial statements, the review of our quarterly financial statements, accounting consultations or advice on accounting matters necessary for the rendering of an opinion on our financial statements, services provided in connection with the offerings of our securities and audit services provided in connection with other statutory or regulatory filings.
Procedures for Approval of Fees
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee has established a policy regarding pre-approval of all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.
The Audit Committee is responsible for reviewing and discussing the audited financial statements with management, discussing with the independent registered public accountants the matters required in Auditing Standards No. 16, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to our Board that the audited financial statements be included in our annual report on Form 10-K.
Attendance at Annual Meeting
Representatives of CBIZ CPAs will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.
Change in Auditors
On June 20, 2023, the Company requested and the Audit Committee accepted the resignation of BDO LLP (“BDO”), the Company’s independent registered public accounting firm, effective June 20, 2023. The Audit Committee approved the engagement of Marcum as its new independent registered public accounting firm as of and for the year ended December 31, 2024 to fill the vacancy created by the resignation of BDO. As described below, the change in independent registered public accounting firm is not the result of any disagreement with BDO.
BDO’s audit reports on the Company’s financial statements for the years ended December 31, 2021 and 2022 did not provide an adverse opinion or disclaimer of opinion to the Company’s financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles, except that (i) the reports contained explanatory paragraphs stating that conditions existed that raised substantial doubt about the Company’s ability to continue as a going concern and (ii) the report for the year ended December 31, 2021 contained a paragraph related to the restatement of the 2021 financial statements.
During the fiscal years ended December 31, 2021 and 2022, and the subsequent interim periods through June 20, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except (a) the material weakness in internal controls identified by management in August 2022 related to the design and implementation of controls to evaluate and monitor the presentation and compliance with accounting principles generally accepted in the United States of America related to the cash flow statement and (b) the material weaknesses identified during the year ended December 31, 2020 and interim reporting periods during the year ended December 31, 2021 related to (x) segregation of duties risks in connection with the Company’s information technology infrastructure and (y) the fact that policies and procedures with respect to the review, supervision and monitoring of the Company’s accounting and reporting functions were either not designed and in place, or not operating effectively.
During the fiscal years ended December 31, 2021 and 2022 and the subsequent interim periods through June 20, 2023, neither the Company nor anyone on its behalf has consulted with Marcum regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
On April 21, 2025, Marcum informed the Company that Marcum resigned as the Company’s independent registered public accounting firm. On April 21, 2025, the Company, with the approval of the Audit Committee, engaged CBIZ CPAs as the Company’s independent registered public accounting firm.
The reports of Marcum on the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except for the inclusion of an explanatory paragraph in the audit reports for the fiscal years ended December 31, 2024 and 2023 as to the Company’s ability to continue as a going concern.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through April 21, 2025, there were no (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused it to make reference to the subject matter of such a disagreement in connection with its audit reports on the Company’s financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K), except for (i) the material weakness relating to the complex financial reporting and accounting associated with the Company’s June 2023 private placement, a non-cash item, which was identified in connection with the Company’s preparation of its financial statements for the second quarter of 2023 and remediated as of December 31, 2023 and (ii) the material weakness relating to the complex financial reporting and accounting associated with the Consent, Conversion and Amendment Agreement that the Company entered into on January 26, 2024, a non-cash item, which was identified in connection with the Company’s preparation of its financial statements for the first quarter of 2024 and remediated as of December 31, 2024.
During the fiscal years ended December 31, 2024 and 2023 and through April 21, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAS concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3: TO APPROVE OF AN AMENDMENT TO OUR 2021 EQUITY INCENTIVE PLAN TO (I) INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 843,692 TO 1,643,692 AND (II) SET THE “EVERGREEN” SHARE AMOUNT TO 4% OF OUR OUTSTANDING SHARES OF COMMON STOCK
General
The general purpose of our 2021 Equity Incentive Plan, as amended (the “2021 Plan”), which includes a UK Tax-Advantaged Sub-Plan for our employees based in the United Kingdom, is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors, and consultants, and to promote the success of our business.
Our Board believes that the granting of stock options, restricted stock awards, restricted stock units, stock appreciation rights and similar kinds of cash-based and equity-based compensation (collectively, “awards”) promotes continuity of management and provides a critical incentive to align the interests of those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success with the interests of our stockholders.
On April 3,2025, our Board adopted, subject to approval of our stockholders, an amendment (the “Amendment”) (i) increasing the number of shares of our common stock available for issuance under the 2021 Plan by 800,000, from 843,692 to 1,643,692 shares, subject to future increases pursuant to the “Evergreen Provision” of the Plan described below and (ii) setting the Evergreen Provision for fiscal years beginning on and after January 1, 2026 at 4% of our outstanding shares our common stock (rather than the lesser of 4% of our outstanding shares of common stock or 65,000 shares). If approved, all of the additional 800,000 shares may be granted under the 2021 Plan as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). A copy of the Amendment is attached as Appendix A.
The Board directed that the Amendment be submitted to the stockholders for approval at the Annual Meeting in order to satisfy certain legal requirements, including requirements of Nasdaq Capital Market rules, and to permit the grant of ISOs under the 2021 Plan.
If our stockholders do not approve the Amendment, the Company will continue to operate the 2021 Plan under its current provisions, but will be limited in its ability to make future grants and incentives under the 2021 Plan to individuals we believe are and in the future will be critical to the Company’s success.
Description of the Existing Plan
The following description of the material terms of the 2021 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2021 Plan, as amended to date, which is incorporated herein by reference to Exhibits 10.2, 10.3 and 10.22 to the Company’s Annual Report on Form 10-K filed on March 31, 2025.
Authorized Shares
After taking into account the adjustment provisions of the 2021 Plan, an amendment to the 2021 Plan approved by our stockholders at the annual meeting of stockholders held on August 25, 2023 that increased the number of shares of our common stock authorized for issuance under the 2021 Plan by 618,061 shares, and the Evergreen Provision described below, the aggregate number of shares of our common stock that are currently reserved for issuance under the 2021 Plan is 843,692shares. Of that number, 620,476shares of our common stock have been issued under the 2021 Plan or are subject to outstanding awards under the 2021 Plan. Thus, without talking into account the Amendment, 223,216 shares of our common stock remain available under the 2021 Plan for future awards. If the Amendment is approved by our stockholders, the number of shares of our common stock reserved for issuance under the 2021 Plan will increase by 800,000 shares — from 843,692 shares to 1,643,692 shares.
Since the inception of the 2021 Plan, the 2021 Plan has included an Evergreen Provision. Under the Evergreen Provision, the number of shares of our common stock available for issuance under the 2021 Plan is subject to annual increase on the first day of each fiscal year beginning with our 2022 fiscal year and ending on (and including) our 2031 fiscal year in an amount equal to the least of: (i) 65,000 shares of our common stock; (ii) four percent (4%) of the outstanding shares of our common stock (or the outstanding shares of common stock of any successor) on the last day of the immediately preceding fiscal year; or (iii) such number of shares of our common stock as the administrator of the 2021 Plan may determine. If the Amendment is approved by our stockholders, the Evergreen Provision would be modified effective for fiscal years beginning on and after January 1, 2026 to provide an annual increase in the number of shares of our common stock available for issuance under the 2021 Plan equal to the lesser of four percent (4%) of the outstanding shares of our common stock (or the outstanding shares of common stock of any successor) on the last day of the immediately preceding fiscal year; or such number of shares of our common stock as the administrator of the 2021 Plan may determine.
As a result of the Evergreen Provision, the number of shares of our common stock added to the 2021 Plan share pool on January 1 of 2022, 2023, 2024 and 2025 have been, respectively, 29,205, 30,840, 35,586 and 65,000 shares. If the Amendment had been effective as of January 1, 2025, the increase in the number of shares of our common stock added to the 2021 Plan share pool would have been 143,608 shares rather than 65,000 shares.
All shares of common stock reserved for issuance under the Plan, including to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares of Common Stock that become available for issuance under the 2021 Plan pursuant to the Evergreen Provisions, may be granted as ISOs.
If an award granted under the 2021 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program or, with respect to restricted stock, RSUs, performance units, or performance shares, is forfeited to, or repurchased by, us due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2021 Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Shares that actually have been issued under the 2021 Plan under any award will not be returned to the 2021 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, RSUs, performance shares, or performance units are repurchased or forfeited to us due to failure to vest, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award is paid out in cash rather than shares, the cash payment will not result in a reduction in the number of shares available for issuance under the 2021 Plan.
Plan Administration
Our Board or one or more committees appointed by our Board administers the 2021 Plan and is referred to as the “administrator.” Subject to the provisions of the 2021 Plan, the administrator has the power to administer the 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares of our common stock covered by each award, approve forms of award agreement for use under the 2021 Plan, determine the terms and conditions of awards (including the exercise price, the time or times when the awards may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2021 Plan and awards granted under it, prescribe, amend, and rescind rules and regulations relating to the 2021 Plan, including creating sub-plans, and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), temporarily suspend the exercisability of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes, and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator may institute and determine the terms of an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price or different terms), awards of a different type and/or cash, (ii) participants would have the opportunity to transfer any outstanding awards to a financial institution or other person or entity selected by the administrator, and/or (iii) the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, determinations, and interpretations are final and binding on all participants.
Eligibility.
Persons eligible to receive options or other awards under the 2021 Plan are all employees, officers, directors, consultants, advisors or other individual service providers of our Company.
As of April 14, 2025, the Company and its subsidiaries had a total of 30 employees, five executive officers and four non-employee directors. As of April 14, 2025, no person is eligible to participate as a result of a determination by the administrator that that person is a prospective employee, director or consultant of our Company or any affiliate. Except with respect to awards identified under the section below titled “New Plan Benefits”, as awards under the 2021 Plan are within the discretion of the administrator, we cannot determine how many individuals in each of the categories described above will receive awards.
Stock Options
Stock options may be granted under the 2021 Plan in such amounts as the administrator determines in accordance with the terms of the 2021 Plan. The exercise price of options granted under the 2021 Plan must at least be equal to the fair market value of our common stock on the date of grant unless the grant of an option would not violate applicable law, including applicable tax laws. On April 14, 2025, the closing sale price of a share of our common stock on The Nasdaq Capital Market was $2.46. The term of an option will be stated in the award agreement, and in the case of an ISO, may not exceed 10 years. With respect to any participant who owns stock representing more than 10% of the voting power of all classes of our outstanding stock, the term of an ISO granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if the cessation of service is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of options.
Stock Appreciation Rights
Stock appreciation rights may be granted under the 2021 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights will expire upon the date determined by the administrator and set forth in the award agreement. After a participant ceases to provide service as an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her award agreement. In the absence of a specified time in an award agreement, if cessation of service is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash, shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted and Unrestricted Stock
Restricted stock may be granted under the 2021 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator (if any). The administrator will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of the 2021 Plan, will determine any terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture. The administrator, in its sole discretion, may issue shares of our common stock under the 2021 Plan that are not subject to vesting or other conditions.
Restricted Stock Units
RSUs may be granted under the 2021 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2021 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria, and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares, or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. The administrator, in its sole discretion, may grant a RSU with rights to cash dividend equivalents which may be paid during the applicable vesting period or accumulated and paid at the end of the applicable vesting period.
Performance Units and Performance Shares
Performance units and performance shares may be granted under the 2021 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting provisions in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based upon the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial dollar value established by the administrator on or prior to the date of grant. Performance shares will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof. The administrator, in its sole discretion, may grant a performance unit with rights to cash dividend equivalents which may be paid during the applicable performance and/or vesting period or accumulated and paid at the end of the applicable performance and/or vesting period.
Non-Employee Directors
The 2021 Plan provides that all outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the 2021 Plan. In order to provide a maximum limit on the awards that can be made to our non-employee directors, the 2021 Plan provides that in any given fiscal year, a non-employee director may not be paid, issued, or granted equity awards (including awards issued under the 2021 Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000 (excluding awards or other compensation paid or provided to him or her as a consultant or employee). The maximum limits do not reflect the intended size of any potential grants or a commitment to make grants to our outside directors under the 2021 Plan in the future.
Non-Transferability of Awards
Unless the administrator provides otherwise, the 2021 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.
Certain Adjustments
In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2021 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2021 Plan.
Dissolution or Liquidation
In the event of our proposed dissolution or liquidation, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction and all awards will terminate immediately prior to the consummation of such proposed transaction.
Exchange or Change in Control
The 2021 Plan provides that in the event of our merger with or into another corporation or entity or a change in control (as defined in the 2021 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices, (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control, (iii) outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control, (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment), or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion, or (v) any combination of the foregoing. The administrator will not be obligated to treat similarly all awards, all awards a participant holds, all awards of the same type, or all portions of awards. In the event that the successor corporation does not assume or substitute for the award (or portions thereof), the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciations rights (or portions thereof) that is not assumed or substituted for, all restrictions on restricted stock, RSUs, performance shares, and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary. Additionally, in the event an option or stock appreciation right (or portions thereof) is not assumed or substituted for in the event of a merger or change in control, the administrator will notify each participant in writing or electronically that the option or stock appreciation right (or its applicable portion), as applicable, will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion), as applicable, will terminate upon the expiration of such period.
With respect to awards granted to an outside director, in the event of a change in control, the outside director’s options and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and RSUs will lapse, and, with respect to awards with performance- based vesting, all performance goals or other vesting requirements for his or her performance shares and units will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any parent or subsidiary.
Clawback
Awards will be subject to any Company clawback policy and the administrator also may specify in an award agreement that the participant’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return, or reimburse us all or a portion of the award and any amounts paid under the award pursuant to the terms of the clawback policy or applicable laws. Effective as of the date our common stock began trading on the Nasdaq Capital Market, we adopted the Policy for Recovery of Erroneously Awarded Compensation (the “Recovery Policy”), in accordance with the requirements of the Nasdaq listing standards and the rules of the SEC implementing Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Recovery Policy requires the administrator to recoup certain cash and equity incentive compensation paid to or deferred by executive officers in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws.
Amendment; Termination
Subject to stockholder approval if required by applicable law, the administrator has the authority to amend, alter, suspend, or terminate the 2021 Plan provided such action does not materially impair the existing rights of any participant. The 2021 Plan automatically will terminate in 2031, unless terminated sooner.
New Plan Benefits
Awards granted under the 2021 Plan to our executive officers and other eligible individuals are discretionary and are not subject to set benefits or amounts under the terms of the 2021 Plan. Accordingly, except as noted below, the benefits or amounts that will be received by or allocated to our executive officers and other eligible individuals under the 2021 Plan in the future are not determinable. On April 15, 2025, the administrator approved the grant of stock options under the 2021 Plan to our executive officers, directors and certain employees, contingent upon stockholder approval of this Proposal 3 by our stockholders, as set forth in the following table:
Number of Units(1)
Named Executive Officers
Ian Jenks, Chief Executive Officer	170,320
Barbra Keck, Chief Financial Officer	75,660
Simon Ogier, Chief Technology Officer	77,656
All current executive officers as a group(2)	489,122
All current directors who are not executive officers as a group	95,660
All current employees, including current officers who are not executive officers, as a group	125,486

(1)
Each option was granted with an exercise price per share of $2.51. The actual value realized upon exercise of an option will depend on the excess, if any, of the stock price over the exercise price on the date of exercise. The number of units in the table above is the number of shares of our common stock subject to each option that is contingent upon approval of this Proposal 3 by our stockholders.

(2)
Includes shares of common stock underlying stock options listed separately for Mr. Jenks, Ms. Keck and Dr. Ogier, as well as shares of common stock underlying stock options issued to all other current executive officers.

The stock options vested as to 25% upon grant with the remaining shares to vest in equal monthly installments over a period of 36 months commencing on May 15, 2025. If this Proposal 3 is not approved by our stockholders, such stock options will be canceled and of no further force and effect.
Plan Benefits
Since the adoption of 2021 Plan through April 14, 2025, we have granted the following stock options under the 2021 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our common stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited. As of the date hereof, we have granted only stock options and no other type of award under the 2021 Plan.
	Number of Shares Subject to Stock Options(1)	Number of Shares Subject to Stock Awards
Named Executive Officers
Ian Jenks, Chief Executive Officer	202,347	100
Barbra Keck, Chief Financial Officer	113,545	100
Simon Ogier, Chief Technology Officer	55,618	100
Executive Officer Group(2)	432,217	400
Non-Employee Director Group	83,089	400
Nominee for Election as Director
Steven DenBaars(3)	20,515	100
Associates of any of such directors, executive officers or nominee	—	—
Each other person who received or is to receive five percent of such options	—	—
Non-Executive Officer Employee Group	94,715	2,200

(1)
Does not include, as applicable, the stock options granted contingent upon approval of this Proposal 3 by our stockholders.

(2)
Includes shares of common stock underlying stock options and stock awards listed separately for Mr. Jenks, Ms. Keck and Dr. Ogier, as well as shares of common stock underlying stock options and stock awards issued to all other current executive officers.

(3)
Shares underlying stock options and stock awards held by Dr. DenBaars are included in the total for the Non-Employee Director Group.

Material Federal Income Tax Consequences
The following is a summary of the principal federal income tax consequences of option and other Awards under the 2021 Plan. Optionees and recipients of other rights and awards granted under the 2021 Plan are advised to consult their personal tax advisors before exercising an option or stock appreciation right or disposing of any stock received pursuant to the exercise of an option or stock appreciation right or following vesting of a restricted stock award or restricted stock unit or upon grant of an unrestricted stock award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.
Treatment of Options
The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2021 Plan, nor will our Company be entitled to a tax deduction at that time.
Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Our Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.
For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.
In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.
As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed and may therefore cause the alternative minimum tax to become applicable in any given year.
Treatment of Stock Appreciation Rights
Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will our Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction equal to the fair market value of our common stock at that time.
Treatment of Stock Awards
Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.
The recipient of an unrestricted stock award will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our common stock that is the subject of the award when the award is made.
The recipient of a restricted stock unit will recognize ordinary income as and when the units vest and shares of our common stock are issued. The amount of the income will be equal to the fair market value of the shares of our common stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.
The federal income tax consequences of performance share awards, performance unit awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of our common stock paid, determined at the time of such payment, in connection with such awards.
Section 409A
If an award is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.
Potential Limitation on Company Deductions
Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. The Committee intends to consider the potential impact of Section 162(m) on grants made under the 2021 Plan but reserves the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).
Tax Withholding
As and when appropriate, we shall have the right to require each optionee purchasing shares of common stock and each grantee receiving an award of shares of common stock under the 2021 Plan to pay any federal, state or local taxes required by law to be withheld.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE 2021 PLAN TO (I) THE INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2021 EQUITY INCENTIVE PLAN AND (II) SET THE “EVERGREEN” SHARE AMOUNT TO 4% OF OUR OUTSTANDING SHARES OF COMMON STOCK.

STOCKHOLDER PROPOSALS
Stockholder Proposals for 2026 Annual Meeting
Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2026 annual meeting of stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by us no later than December 24, 2025 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2026 annual meeting of stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than February 27, 2026 and no earlier than January 28, 2026; provided, however, that in the event the annual meeting is scheduled to be held more than thirty (30) days before the anniversary date of the immediately preceding annual meeting of stockholders (the “Anniversary Date”) or more than seventy (70) days after the Anniversary Date, a stockholder’s notice shall be timely if received by our Secretary at our principal executive office not earlier than the close of business on the one hundred twentieth (120th) day prior to the scheduled date of such annual meeting of stockholders and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the scheduled date of such annual meeting of stockholders; and (ii) the tenth (10th) day following the day on which such public announcement of the date of such annual meeting of stockholders is first made by us. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed to: SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary.
In addition to satisfying the foregoing requirements pursuant to the Company’s bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2026. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our bylaws as described in this section and it shall not extend any such deadline set forth under our bylaws.
ANNUAL REPORT
Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to SmartKem, Inc., Manchester Technology Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was a holder of record or a beneficial owner of our common stock on April 14, 2025. Exhibits to the Annual Report on Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.
Our audited financial statements for the fiscal year ended December 31, 2024 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this Proxy Statement, but which is not deemed a part of the proxy soliciting material.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: SmartKem, Inc., Manchester Technology

Centre, Hexagon Tower, Delaunays Road, Blackley, Manchester, M9 8GQ U.K., Attention: Secretary, or by phone at +44 161 721 1514. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
OTHER MATTERS
As of the date of this Proxy Statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.
By Order of the Board of Directors
/s/ Ian Jenks

Ian Jenks
Chairman and Chief Executive Officer
April 23, 2025
Manchester, United Kingdom

Appendix A
AMENDMENT TO THE
SMARTKEM, INC.
2021 EQUITY INCENTIVE PLAN
Dated: April 3, 2025
WHEREAS, the Board of Directors (the “Board”) of SmartKem, Inc., a Delaware corporation (the “Company”) heretofore established the SmartKem, Inc. 2021 Equity Inventive Plan, as amended by that certain Amendment to the Plan dated July 13, 2023 (as so amended, the “Plan”);
WHEREAS, after giving effect to increases in accordance with the “evergreen” provisions of the Plan, the maximum number of shares of common stock of the Company (“Common Stock”) currently available for grants of “Awards” (as defined under the Plan) (not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan), is 843,692;
WHEREAS, after taking into account Awards granted under the Plan to date, there are currently 223,216 shares of Common Stock remaining available for additional Awards under the Plan;
WHEREAS, to ensure that a sufficient number of shares of Common Stock are available under the Plan to properly incentivize those eligible to participate in the Plan, including future eligible participants, the Board believes it to be in the best interests of the Company and its shareholders to (i) increase the number of shares of Common Stock available for grants of Awards thereunder by 800,000 additional shares of Common Stock (the “Additional Reserved Shares”) (from 843,692 to 1,643,692 shares), not counting shares of Common Stock that have previously been issued pursuant to the Plan or that are the subject of outstanding Awards under the Plan, and (ii) amend the “evergreen” provisions so that the automatic annual increase commencing on and after January 1, 2026 is equal to four percent (4%) of outstanding shares;
WHEREAS, the Board further believes it to be in the best interests of the Company and its shareholders that all such Additional Reserved Shares be available for grants of Incentive Stock Options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended; and
WHEREAS, Section 19 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is required by applicable law.
NOW, THEREFORE, subject to approval of the Company’s stockholders, the Plan is hereby amended as follows:
1.
Effective the date hereof, Section 3(a) of the Plan is hereby amended in its entirety, to read as follows:

“(a) Stock Subject to the Plan.   Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b), the maximum aggregate number of Shares that may be issued under the Plan is 1,643,692 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Sections 3(b) and 3(c). The Shares may be authorized, but unissued, or reacquired Common Stock.”
2.
Effective for Fiscal Years (as defined by the Plan) beginning on and after January 1, 2026, Section 3(b) of the Plan is hereby amended in its entirety, to read as follows:

“(b) Automatic Share Reserve Increase.   Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased annually on the first day of each Fiscal Year in an amount equal to the least of (i) four percent (4%) of the outstanding Shares (or of the outstanding shares of common stock of any successor to the Company) on the last day of the immediately preceding Fiscal Year; or (ii) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.”
[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board of Directors of the Company on the date set forth above.
SMARTKEM, INC.
By:
/s/ Ian Jenks

Name: Ian Jenks
Title:  Chief Executive Officer
Date:  April 3, 2025

A-2

SCAN TO VIEW MATERIALS & VOTE SMARTKEM, INC. ATTN: BARBRA KECK, CFO 3 GERMAY DRIVE UNIT 4 #1029 WILMINGTON, DE 19804 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMTK2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 27, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V72576-P31343 SMARTKEM, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Election of Director (Class I to serve until the 2028 Annual Meeting of Stockholders) Withhold For Nominee: ! ! 1a. Steven DenBaars For Against Abstain ! ! ! 2. To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2025. ! ! ! 3. To approve an amendment to our 2021 Equity Incentive Plan to (i) increase the number of shares of common stock authorized for issuance thereunder from 843,692 to 1,643,692 and (ii) set the “evergreen” share amount to 4% of outstanding shares. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V72577-P31343SMARTKEM, INC.Annual Meeting of StockholdersMay 28, 2025 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Ian Jenks and Barbra C. Keck, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of SmartKem, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually via the Internet at www.virtualshareholdermeeting.com/SMTK2025, at 10:00 AM, Eastern Time on Wednesday, May 28, 2025,and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side